                                                                    Exhibit 10.3


                            STOCK PURCHASE AGREEMENT

                               CORIXA CORPORATION

                                OCTOBER 26, 2001
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                                TABLE OF CONTENTS
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                                                                                                                  PAGE
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1.       Purchase And Sale.......................................................................................  1

         1.1      Sale of Shares.................................................................................  1

         1.2      Options of Corixa..............................................................................  2

         1.3      Closing Dates..................................................................................  2

         1.4      Delivery.......................................................................................  3

         1.5      Rule 144 Reporting.............................................................................  3

         1.6      "Market Stand-Off" Agreements..................................................................  3

         1.7      Standstill Covenant............................................................................  3

         1.8      Cooperation To Satisfy Closing Conditions......................................................  4

2.       Representations And Warranties Of Corixa................................................................  4

         2.1      Organization and Standing; Certificate and Bylaws..............................................  4

         2.2      Authorization..................................................................................  4

         2.3      Validity of Shares.............................................................................  4

         2.4      Offering.......................................................................................  4

         2.5      SEC Documents..................................................................................  4

         2.6      No Conflict; No Violation......................................................................  5

         2.7      Consents and Approvals.........................................................................  5

         2.8      Absence of Certain Developments................................................................  5

3.       Representations And Warranties Of Purchaser.............................................................  6

         3.1      Authorization..................................................................................  6

         3.2      Investment Representations.....................................................................  6

4.       Conditions To Closing...................................................................................  7

         4.1      Conditions to Obligations of Purchaser.........................................................  7

         4.2      Conditions to Obligations of Corixa............................................................  8

5.       Miscellaneous...........................................................................................  8

         5.1      Dispute Resolution.............................................................................  8

         5.2      Limitation of Liability........................................................................  9

         5.3      Governing Law..................................................................................  9

         5.4      Successors and Assigns.........................................................................  9

         5.5      Entire Agreement...............................................................................  9
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                                      -i-

                                TABLE OF CONTENTS

                                   (continued)
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                                                                                                                  PAGE
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         5.6      Severability...................................................................................  9

         5.7      Amendment and Waiver...........................................................................  9

         5.8      Delays or Omissions............................................................................  9

         5.9      Notices, etc..................................................................................  10

         5.10     Finder's Fees.................................................................................  10

         5.11     Information Confidential......................................................................  11

         5.12     Titles and Subtitles..........................................................................  11

         5.13     Counterparts..................................................................................  11

                            STOCK PURCHASE AGREEMENT

         THIS STOCK PURCHASE AGREEMENT (the "AGREEMENT") is made and entered into as of October 26, 2001, by and between CORIXA CORPORATION, a Delaware corporation ("CORIXA"), and AMERSHAM HEALTH, INC., a Delaware corporation ("PURCHASER").

                                    RECITALS

         A. Corixa and Amersham PLC (an affiliate of Purchaser) are parties to that certain Development, Commercialization and License Agreement of even date herewith (the "LICENSE AGREEMENT").

         B. Corixa and Amersham PLC are parties to that certain Manufacturing and Supply Agreement of even date herewith (the "MANUFACTURING AGREEMENT").

         C. Pursuant to Section 8.1 of the License Agreement, Purchaser has agreed to purchase an aggregate of $15,000,000 of common stock, $0.001 par value per share, of Corixa (the "COMMON STOCK") in accordance with the terms and conditions of this Agreement.

         NOW, THEREFORE, the Parties hereto agree as follows:

         1.       PURCHASE AND SALE.

         Subject to the terms and conditions hereof, and in reliance upon the representations, warranties and agreements contained herein, Corixa hereby agrees to issue and sell to Purchaser, and Purchaser hereby agrees to purchase from Corixa, the aggregate number of shares of Common Stock determined in accordance with Section 1.1 hereof.

                  1.1 SALE OF SHARES. On the First Closing Date (as defined in
Section 1.3), Corixa shall issue and sell to Purchaser, and Purchaser shall purchase from Corixa that number of shares of Common Stock (the "First Closing Shares") equal to the quotient of $5,000,000 divided by the First Closing Purchase Price (as hereinafter defined). At the sole option of Corixa and subject to Section 1.2, on the Second Closing Date (as defined in Section 1.3), Corixa shall issue and sell to Purchaser, and Purchaser shall purchase from Corixa that number of shares of Common Stock (the "Second Closing Shares") equal to the quotient of $5,000,000 divided by the Second Closing Purchase Price (as hereinafter defined). At the sole option of Corixa and subject to Section 1.2, on the Third Closing Date (as defined in Section 1.3), Corixa shall issue and sell to Purchaser, and Purchaser shall purchase from Corixa that number of shares of Common Stock (the "Third Closing Shares") equal to the quotient of $5,000,000 divided by the Third Closing Purchase Price (as hereinafter defined). In the event the number of First Closing Shares, Second Closing Shares or Third Closing Shares includes a fraction of a share, the number of First Closing Shares, Second Closing Shares or Third Closing Shares (as applicable) shall be increased to the nearest whole number of shares and the aggregate First Closing Purchase Price, Second Closing Purchase Price or Third Closing Purchase Price (as applicable) shall be increased to equal the First Closing Purchase Price, Second Closing Purchase Price or Third Closing Purchase Price (as applicable) times such whole number of shares. The "First Closing Purchase Price" shall equal one hundred forty percent (140%) of the average of the closing prices of the Common Stock on the Nasdaq National Market, as reported by the Wall Street

Journal, Western Edition (the "Wall Street Journal"), for the ten (10) trading days prior to the date of this Agreement and the ten (10) trading days following and including the date of this Agreement. The "Second Closing Purchase Price" and "Third Closing Purchase Price" (as applicable) shall equal the average of the closing prices of the Common Stock on the Nasdaq National Market, as reported by the Wall Street Journal for the ten (10) trading days prior to the Notice Date (as defined in Section 1.2) and the ten (10) trading days following and including the Notice Date.

                  1.2 OPTIONS OF CORIXA.

                           (a) Purchaser hereby grants Corixa the irrevocable
options to cause Purchaser to purchase (i) the Second Closing Shares at a price per share equal to the Second Closing Purchase Price and (ii) the Third Closing Shares at a price per share equal to the Third Closing Purchase Price (together, the "Options"). Corixa may exercise the Options at any time during a period of 18 months following the date of this Agreement; provided however, that Corixa shall not exercise the Options within 30 days of each other nor shall Corixa exercise more than one (1) Option in the year 2001. In the event of termination of the License Agreement and the Manufacturing Agreement, the Options will remain in full effect and be legally binding obligations of Purchaser.

                           (b) To exercise the Options with respect to the
Second Closing Shares or the Third Closing Shares, Corixa shall notify Purchaser in writing (an "Exercise Notice") specifying the exercise of such Option. The date of delivery of such Exercise Notice to Purchaser is referred to as the applicable "Notice Date," and the Option shall be deemed to have been validly exercised on such Notice Date with respect to the Second Closing Shares or the Third Closing Shares.

                  1.3 CLOSING DATES. The closing of the sale and purchase of the First Closing Shares (the "First Closing") shall take place on the fifteenth
(15th) business day after the date of this Agreement or such later date as Corixa and Purchaser may mutually agree or as may be specified in accordance with the last sentence of this section (the "First Closing Date"). The closing of the sale and purchase of the Second Closing Shares and the Third Closing Shares (the "Second Closing" and "Third Closing," respectively) shall take place on the fifteenth (15th) business day after the applicable Notice Date or such later date as Corixa and Purchaser may mutually agree or as may be specified in accordance with the last sentence of this section (the "Second Closing Date" and "Third Closing Date," respectively). As used hereinafter, the terms "Closing" and "Closing Date" shall refer to the First, Second or Third Closing and the First, Second or Third Closing Date, as the context requires; the term "Shares" shall refer to the First, Second and Third Closing Shares collectively or the First, Second or Third Closing Shares, if and as the context requires; and the term "Purchase Price" shall refer to the First, Second and Third Closing Purchase Price collectively or the First, Second or Third Closing Purchase Price, if and as the context requires. If for any reason Corixa is unable to satisfy the closing conditions set forth in Section 4 of this Agreement as of the scheduled Closing Date, then Corixa shall use its best efforts to satisfy such conditions at the earliest practicable date, and the Closing Date shall be rescheduled to such date as Corixa may specify (with at least five (5) business days prior notice to Purchaser) on which Corixa can satisfy such closing conditions.

                  1.4 DELIVERY. At the Closing, Corixa will execute and deliver to Purchaser a certificate registered in the name of Purchaser, representing the Shares to be purchased by Purchaser from Corixa, dated the Closing Date, against payment of the aggregate Purchase Price for the Shares, by wire transfer, a check made payable to the order of Corixa, or any combination thereof.

                  1.5 RULE 144 REPORTING. With a view to making available to Purchaser the benefits of certain rules and regulations of the Securities and Exchange Commission (the "SEC") which may permit the sale of the Shares to the public without registration, Corixa agrees to use its best efforts to:

                           (a) Make and keep public information available, as
those terms are understood and defined in Rule 144 ("Rule 144") under the Securities Act of 1933, as amended (the 1933 Act") or any similar or analogous rule promulgated under the 1933 Act, as long as the Shares are outstanding;

                           (b) File with the SEC, in a timely manner, all
reports and other documents required of Corixa under the 1933 Act and the Securities Exchange Act of 1934, as amended (the "1934 Act");

                           (c) Take all such action (including without
limitation the furnishing of the information described in Rule 144(d)(4)) as may be necessary to facilitate a sale of the shares by Purchaser to a "qualified institutional buyer," as such term is defined in Rule 144A of the 1933 Act.

                  1.6 "MARKET STAND-OFF" AGREEMENTS. Purchaser hereby agrees that prior to the second anniversary of the First Closing Date, Second Closing Date or Third Closing Date, as applicable, it shall not sell or otherwise transfer or dispose of any of the First Closing Shares, Second Closing Shares or Third Closing Shares, as applicable held by it. Corixa may impose stop-transfer instructions with respect to securities subject to the foregoing restriction until the expiration thereof. Following the second anniversary of the First Closing Date, until termination of the License Agreement and Manufacturing Agreement, if Purchaser desires to sell or otherwise transfer any Shares, then Purchaser shall first give 5 days' written notice thereof to Corixa, describing generally the basis upon which Purchaser proposes to sell or otherwise transfer or dispose of such Shares.

                  1.7 STANDSTILL COVENANT. Other than the purchase of the Shares contemplated by Section 1 of this Agreement, Purchaser agrees that, during the term of the License Agreement and Manufacturing Agreement and for one year thereafter, neither Purchaser nor any of its affiliates will in any manner, directly or indirectly, without the written consent of the Company effect, propose to effect or actively and consciously participate as a partner in (a) any acquisition of any securities or assets of Corixa or (b) any tender or exchange offer, merger, business combination, recapitalization or other extraordinary transaction involving Corixa unless an unaffiliated third party has already made an offer for all of the outstanding shares of Corixa and neither Purchaser nor any of its affiliates possess any prior knowledge of, or is involved in any manner with such an offer.

                  1.8 COOPERATION TO SATISFY CLOSING CONDITIONS. If any actions are required to satisfy the closing conditions set forth herein, the Parties shall take such actions as are reasonably required to satisfy such conditions on a prompt basis.

         2.       REPRESENTATIONS AND WARRANTIES OF CORIXA.

         Corixa hereby represents and warrants to Purchaser that the following matters shall be true as of the Closing:

                  2.1 ORGANIZATION AND STANDING; CERTIFICATE AND BYLAWS. Corixa is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has full power and authority to own and operate its properties and assets and to carry on its business as presently conducted and as proposed to be conducted. Corixa is qualified as a foreign corporation to do business in each jurisdiction in the United States in which the ownership of its property or the conduct of its business requires such qualification, except where any statutory fines or penalties or any corporate disability imposed for the failure to qualify would not materially adversely affect Corixa, its assets, financial condition or operations.

                  2.2 AUTHORIZATION. All corporate action on the part of Corixa, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement, the performance of all Corixa's obligations hereunder, and for the authorization, issuance, sale and delivery of the Shares has been taken or will be taken prior to Closing. This Agreement, when executed and delivered, shall constitute a valid and legally binding obligation of Corixa in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors, and subject to general equity principles.

                  2.3 VALIDITY OF SHARES. The Shares being purchased by Purchaser hereunder will, upon issuance pursuant to the terms hereof, be duly authorized and validly issued, fully paid and nonassessable; provided, however, that the Shares may be subject to restrictions on transfer under state and/or federal securities laws as set forth herein or as otherwise required by such laws at the time a transfer is proposed.

                  2.4 OFFERING. Assuming the accuracy of the representations and warranties of Purchaser contained in Section 3 hereof, the offer, issue, and sale of Shares are exempt from the registration and prospectus delivery requirements of the 1933 Act, and the Shares are exempt from registration and qualification under the registration, permit, or qualification requirements of all applicable state securities laws.

                  2.5 SEC DOCUMENTS.

                           (a) As of the First Closing, Corixa will have
furnished to Purchaser the following documents, and the information contained in such documents, as of their respective dates (or if amended, as of the date of such amendment), will not contain any untrue statement of a material fact, and will not omit to state any material fact necessary to make any statement, in light of the circumstances under which such statement was made, not misleading:

         Corixa's most recent annual report on Form 10-K, together with its proxy statement for its 2001 Annual Meeting of Stockholders and any additional Quarterly Reports on Form 10-Q or

Current Reports on Form 8-K filed after the date of such annual report on Form 10-K but prior to the First Closing.

                           (b) As of the Second Closing Date, Corixa shall have
furnished to Purchaser the following documents, and the information contained in such documents, as of their respective dates (or, if amended, as of the date of amendment), will not contain any untrue statement of a material fact, or omit to state a material fact necessary to make any statement, in light of the circumstances under which such statement is made, not misleading.

         Corixa's most recent annual report on Form 10-K, together with its most recent proxy statement for its Annual Meeting of Stockholders and any additional Quarterly Reports on form 10-Q or Current Reports on Form 8-K filed after the date of such annual report on Form 10-K but prior to the Second Closing.

                           (c) As of the Third Closing Date, Corixa shall have
furnished to Purchaser the following documents, and the information contained in such documents, as of their respective dates (or, if amended, as of the date of amendment), will not contain any untrue statement of a material fact, or omit to state a material fact necessary to make any statement, in light of the circumstances under which such statement is made, not misleading.

         Corixa's most recent annual report on Form 10-K, together with its most recent proxy statement for its Annual Meeting of Stockholders and any additional Quarterly Reports on form 10-Q or Current Reports on Form 8-K filed after the date of such annual report on Form 10-K but prior to the Third Closing.

                  2.6 NO CONFLICT; NO VIOLATION. The execution, delivery and performance of this Agreement and consummation of the transactions contemplated hereby will not (a) conflict with any provisions of the Certificate of Incorporation or Bylaws of Corixa; (b) result in any material violation or default of, or permit the acceleration of any obligation under (in each case, upon the giving of notice, the passage of time, or both), any material mortgage, indenture, lease, agreement or other instrument, permit, franchise, license, judgment, order, decree, law, ordinance, rule or regulation applicable to Corixa or its properties.

                  2.7 CONSENTS AND APPROVALS. All consents, approvals, orders, or authorizations of, or registrations, qualifications, designations, declarations, or filings with, any governmental authority, required on the part of Corixa in connection with the valid execution and delivery of this Agreement, the offer, sale or issuance of the Shares, or the consummation of any other transaction contemplated hereby have been obtained, or will be effective at the Closing, except for notices required or permitted to be filed with certain state and federal securities commissions after the Closing, which notices will be filed on a timely basis.

                  2.8 ABSENCE OF CERTAIN DEVELOPMENTS. As of the Closing, since the date of the balance sheet set forth in Corixa's most recent annual report on Form 10-K or Quarterly Report on Form 10-Q referred to Section 2.5, except as Corixa may specify in a Schedule of Exceptions provided to Purchaser promptly before the Closing, Corixa shall not have (a) incurred or become subject to any material liabilities (absolute or contingent) except current liabilities incurred, and liabilities under contracts entered into, in the ordinary course of business, consistent with past practices; (b) mortgaged, pledged or subjected to lien, charge or any other encumbrance any of its assets, tangible or intangible; (c) sold, assigned or transferred any of its material assets or canceled any material debts or obligations except in the ordinary course of business, consistent with past practices; (d) suffered any extraordinary losses, or waived any rights of substantial value; (e) entered into any material transaction other than in the ordinary course of business, consistent with past practices; or (f) otherwise had any material change in its condition, financial or otherwise, except for changes in the ordinary course of business, consistent with past practices, none of which individually or in the aggregate has been materially adverse to Corixa.

         3.       REPRESENTATIONS AND WARRANTIES OF PURCHASER.

         Purchaser hereby represents and warrants to Corixa as follows:

                  3.1 AUTHORIZATION. All corporate action on the part of Purchaser, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement and the performance of all Purchaser's obligations hereunder has been taken or will be taken prior to Closing. This Agreement, when executed and delivered, shall constitute a valid and legally binding obligation of Purchaser in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors, and subject to general equity principles.

                  3.2 INVESTMENT REPRESENTATIONS.

                           (a) Purchaser is acquiring the Shares for its own
account, not as nominee or agent, for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the 1933 Act.

                           (b) Purchaser understands that (i) the Shares have
not been registered under the 1933 Act by reason of a specific exemption therefrom, that the Shares must continue to be held by Purchaser, and that Purchaser must, therefore, bear the economic risk of such investment indefinitely, unless a subsequent disposition thereof is registered under the 1933 Act or is exempt from such registration; (ii) the exemptions from registration afforded by Rule 144 (the provisions of which are known to it) promulgated under the 1933 Act depend on the satisfaction of various conditions, and that, if applicable, Rule 144 may afford the basis for sales only in limited amounts; (iii) each certificate representing the Shares will be endorsed with the following legend:

                  "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS (A) PURSUANT TO SEC RULE 144 OR (B) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT COVERING SUCH SECURITIES OR (C) CORIXA RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO CORIXA, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION

         IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT."

And (iv) Corixa will instruct any transfer agent not to register the transfer of any of the Shares unless the conditions specified in the foregoing legend are satisfied.

                           (c) It has been furnished with such materials and has
been given access to such information relating to Corixa as it or its qualified representative has requested and it has been afforded the opportunity to ask questions of and receive answers from the management of Corixa regarding Corixa and the Shares, all as it has found necessary to make an informed investment decision.

                           (d) Purchaser is an "accredited investor" within the
meaning of Rule 501 of Regulation D promulgated under the 1933 Act and was not organized for the specific purpose of acquiring the Shares.

                           (e) For purposes of the application of state
securities laws, Purchaser represents that it is a corporation organized and existing under the laws of the state of Delaware.

         4.       CONDITIONS TO CLOSING.

                  4.1 CONDITIONS TO OBLIGATIONS OF PURCHASER. Purchaser's obligation to purchase the First Closing Shares at the First Closing, the Second Closing Shares at the Second Closing and the Third Closing Shares at the Third Closing is in each case subject to the fulfillment, at or prior to the applicable Closing, of the following conditions:

                           (a) REPRESENTATIONS AND WARRANTIES TRUE. The
representations and warranties made by Corixa in Section 2 hereof shall be true and correct in all material respects on the date of the Closing with the same force and effect as if they had been made on and as of said date.

                           (b) PERFORMANCE OF OBLIGATIONS. Corixa shall have
performed all obligations and conditions herein required to be performed by it on or prior to the Closing.

                           (c) PROCEEDINGS AND DOCUMENTS. All corporate and
other proceedings in connection with the transactions contemplated at the Closing hereby and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to Purchaser and its counsel, and Purchaser and its counsel shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

                           (d) QUALIFICATIONS, LEGAL INVESTMENT. All
authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful sale and issuance of the Shares pursuant to this Agreement shall have been duly obtained and shall be effective on and as of the Closing. No stop order or other order enjoining the sale of the Shares shall have been issued and no proceedings for such purpose shall be pending or, to the knowledge of Corixa, threatened by the SEC or any commissioner of corporations or similar officer of any other state having jurisdiction over this transaction. At the time of the Closing, the sale and issuance of the Shares shall be legally permitted by all laws and regulations to which Purchaser and Corixa are subject.

                           (e) COMPLIANCE CERTIFICATE. Corixa shall have
delivered to Purchaser a Certificate, executed by an officer of Corixa, dated the date of the Closing, certifying to the fulfillment of the conditions specified in subparagraphs (a) and (b) of this Subsection 4.1.

                  4.2 CONDITIONS TO OBLIGATIONS OF CORIXA. Corixa's obligation to issue and sell the First Closing Shares at the First Closing, the Second Closing Shares at the Second Closing and the Third Closing Shares at the Third Closing is in each case subject to the fulfillment to Corixa's satisfaction, at or prior to the applicable Closing, of the following conditions:

                           (a) REPRESENTATIONS AND WARRANTIES TRUE. The
representations and warranties made by Purchaser in Section 3 hereof shall be true and correct in all material respects on the date of the Closing, with the same force and effect as if they had been made on and as of said date.

                           (b) PERFORMANCE OF OBLIGATIONS. Purchaser shall have
performed and complied with all agreements and conditions herein required to be performed or complied with by it on or before the Closing.

                           (c) QUALIFICATIONS, LEGAL INVESTMENT. All
authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful sale and issuance of securities pursuant to this Agreement shall have been duly obtained and shall be effective on and as of the Closing. No stop order or other order enjoining the sale of the Shares shall have been issued and no proceedings for such purpose shall be pending or, to the knowledge of Corixa, threatened by the SEC or any commissioner of corporations or similar officer of any other state having jurisdiction over this transaction. At the time of the Closing, the sale and issuance of the securities hereunder shall be legally permitted by all laws and regulations to which Purchaser and Corixa are subject.

                           (d) COMPLIANCE CERTIFICATE. Purchaser shall have
delivered to Corixa a Certificate, executed by an officer of Purchaser, dated the date of the Closing, certifying to the fulfillment of the conditions specified in subparagraphs (a) and (b) of this Subsection 4.2.

         5.       MISCELLANEOUS.

                  5.1 DISPUTE RESOLUTION. In the event of any controversy or claim arising out of, relating to or in connection with any provision of this Agreement, the Parties shall try to settle their differences amicably between themselves first, by referring the disputed matter to the respective Chief Financial Officers of each Party and, if not resolved by the Chief Financial Officers, by referring the disputed matter to the respective Chief Executive Officers of each Party. Either Party may initiate such informal dispute resolution by sending written notice of the dispute to the other Party, and, within 20 days after such notice, such representatives of the Parties shall meet for attempted resolution by good faith negotiations. If such personnel are unable to resolve a dispute within 30 days of their first meeting of such negotiations, either Party may seek to have such dispute resolved by binding arbitration with a single arbitrator under the commercial rules of the American Arbitration Association. The Parties hereby consent to conduct such binding arbitration procedures in English in the city of New York, New York.

                  5.2 LIMITATION OF LIABILITY. IN NO EVENT SHALL EITHER PARTY, ITS DIRECTORS, OFFICERS, EMPLOYEES, AGENTS OR AFFILIATES BE LIABLE TO THE OTHER PARTY FOR ANY INDIRECT, INCIDENTAL, SPECIAL, EXEMPLARY OR CONSEQUENTIAL DAMAGES, WHETHER BASED UPON A CLAIM OR ACTION OF CONTRACT, WARRANTY, NEGLIGENCE, STRICT LIABILITY OR OTHER TORT, OR OTHERWISE, ARISING OUT OF THIS AGREEMENT. For clarification, the foregoing sentence shall not be interpreted to limit or to expand the express rights specifically granted in the sections of this Agreement.

                  5.3 GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of Delaware as applied to agreements among Delaware residents, made and to be performed entirely within the State of Delaware.

                  5.4 SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto.

                  5.5 ENTIRE AGREEMENT. This Agreement, the License Agreement, the Manufacturing Agreement and the exhibits hereto and thereto, the Confidentiality Agreement effective August 10, 2000 between Medi-Physics, Inc. doing business as Nycomed Amersham Imaging, and the other documents delivered pursuant hereto and thereto constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof, and no party shall be liable or bound to any other party in any manner by any representations, warranties, covenants, or agreements except as specifically set forth herein or therein. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto and their respective successors and assigns, any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided herein.

                  5.6 SEVERABILITY. In case any provision of this Agreement shall be invalid, illegal, or unenforceable, it shall, to the extent practicable, be modified so as to make it valid, legal and enforceable and to retain as nearly as practicable the intent of the parties, and the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  5.7 AMENDMENT AND WAIVER. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively, and either for a specified period of time or indefinitely), with the written consent of Corixa and Purchaser. Any amendment or waiver effected in accordance with this Section shall be binding upon Purchaser, each future holder of the Shares, and Corixa.

                  5.8 DELAYS OR OMISSIONS. No delay or omission to exercise any right, power, or remedy accruing to Purchaser or any subsequent holder of any Shares upon any breach, default or noncompliance of Corixa under this Agreement, shall impair any such right, power, or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent, or approval of any kind or character on Purchaser's part of any breach, default or noncompliance under this Agreement or any waiver on Purchaser's part of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing, and that all remedies, either under this Agreement, by law, or otherwise afforded to Purchaser, shall be cumulative and not alternative.

                  5.9 NOTICES, ETC. All notices and other communications required or permitted hereunder shall be in writing and shall be deemed effectively given (a) upon personal delivery, (b) on report of successful transmission by facsimile machine that automatically generates a printed report indicating whether transmission was completed successfully, at the conclusion of each transmission, (c) on the first business day after receipted delivery to a courier service which guarantees next business-day delivery, under circumstances in which such guaranty is applicable, or (d) on the earlier of delivery or five
(5) business days after mailing by United States certified mail, postage and fees prepaid, to the appropriate party at the address set forth below or to such other address as the part so notifies the other in writing:

                       if to Corixa, to:         Corixa Corporation
                                                 1124 Columbia Street
                                                 Suite 200
                                                 Seattle, WA  98104
                                                 Attn: Chief Financial Officer
                                                 Copy to: General Counsel

                       if to Purchaser, to:      Amersham Health, Inc.
                                                 101 Carnegie Center
                                                 Princeton, NJ 08540
                                                 Attn: General Counsel

                       with a copy to:           Amersham PLC
                                                 Amersham Place
                                                 Little Chalfont
                                                 Buckinghamshire
                                                 ENGLAND HP7 9NA
                                                 Attn:  Group Secretary

         Notwithstanding the foregoing, all notices and other communications to an address outside of the United States shall be sent by telecopy and confirmed in writing to be sent by first class mail.

                  5.10 FINDER'S FEES.

                           (a) Corixa (i) represents and warrants that it has
retained no finder or broker in connection with the transactions contemplated by this Agreement and (ii) hereby agrees to indemnify and to hold Purchaser harmless of and from any liability for any commission or compensation in the nature of a finder's fee to any broker or other person or firm (and the costs and expenses of defending against such liability or asserted liability) for which Corixa or any of its employees or representatives is responsible.

                           (b) Purchaser (i) represents and warrants that it has
retained no finder or broker in connection with the transactions contemplated by this Agreement, and (ii) hereby agrees to indemnify and to hold Corixa harmless of and from any liability for any commission or compensation in the nature of a finder's fee to any broker or other person or firm (and the costs and expenses of defending against such liability or asserted liability) for which Purchaser or any of its employees or representatives are responsible.

                  5.11 INFORMATION CONFIDENTIAL. Purchaser acknowledges that any non public information received by it pursuant hereto is confidential and for Purchaser's use only, and it will refrain from using such information or reproducing, disclosing, or disseminating such information to any other person (other than its employees, affiliates, agents, or partners having a need to know the contents of such information and its attorneys, in each case who agree to be bound by this Section 5.9), except in connection with the exercise of rights under this Agreement, unless such information becomes available to the public generally or it is required by a governmental body to disclose such information.

                  5.12 TITLES AND SUBTITLES. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

                  5.13 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

         The foregoing Agreement is hereby executed as of the date first above written.

CORIXA CORPORATION                                            AMERSHAM HEALTH, INC.

By:  /s/ Steven Gillis                                        By: /s/  Jeffrey Freedman
   --------------------------------------------------            --------------------------------------------------

Printed Name:  Steven Gillis                                  Printed Name:  Jeffrey Freedman
             ----------------------------------------                       ---------------------------------------

Title:  Chief Executive Officer                               Title:  Vice President
      -----------------------------------------------               -----------------------------------------------


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